UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) July 3, 2024

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 West Jefferson Blvd, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock voting, $0.0025 par value	STLD	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 3, 2024, Steel Dynamics, Inc. (the “Company”) completed the offering and sale (the “Offering”) of $600 million aggregate principal amount of its 5.375% Notes due 2034 (the “Notes”). The Notes were offered pursuant to the prospectus supplement, dated June 26, 2024 (the “Prospectus Supplement”), to the prospectus, dated December 7, 2022 (together with the Prospectus Supplement, the “Prospectus”), which forms part of the Company’s effective Registration Statement on Form S-3 (Registration No. 333-268703) filed with the Securities and Exchange Commission (the “SEC”) on December 7, 2022, pursuant to which the Notes were registered under the Securities Act of 1933, as amended.

The Company received net proceeds, after expenses and the underwriting discount, of approximately $586 million. The Company plans to use the net proceeds from the sale of the Notes for general corporate purposes, which may include, but are not limited to, repayment at or prior to maturity of the Company’s 2.800% Senior Notes due 2024, working capital, capital expenditures, advances for or investments in the Company’s subsidiaries, acquisitions, redemption and repayment of other outstanding indebtedness, and purchases of the Company’s common stock.

The terms of the Notes are governed by an Indenture, dated as of December 7, 2022 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, dated as of July 3, 2024 (the “First Supplemental Indenture” and together with the Base Indenture, the “Indenture”), between the Company and the Trustee, as trustee.

The Notes (i) will be the Company's senior unsecured obligations, (ii) will rank equally in right of payment with all of the Company's existing and future senior indebtedness, (iii) will be senior in right of payment to all of the Company's future subordinated indebtedness, (iv) will be effectively subordinated to the Company's secured indebtedness, if any, to the extent of the value of the assets securing such indebtedness and (v) will be structurally subordinated to all liabilities of any of the Company's subsidiaries.

Interest on the Notes will accrue at a rate of 5.375% per annum and is payable semi-annually, in arrears, on February 15 and August 15 of each year, commencing February 15, 2025. Interest will be computed on the basis of a 360-day year composed of twelve 30-day months. The Notes will mature on August 15, 2034, unless earlier redeemed.

Prior to May 15, 2034 (three months prior to the maturity date of the Notes) (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in First Supplemental Indenture) plus 20 basis points, less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes being redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date. On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Upon the occurrence of a Change of Control Triggering Event (as defined in the First Supplemental Indenture) with respect to the Notes, unless the Company has exercised its right to redeem the Notes in full by giving irrevocable notice to the Trustee in accordance with the Indenture, each holder of Notes will have the right to require the Company to purchase all or a portion of such holder's Notes at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase.

The Indenture contains covenants that, among other things, limit the Company’s ability to incur liens securing indebtedness, to engage in certain sale and leaseback transactions with respect to certain properties and to sell all or substantially all of the Company’s assets or merge or consolidate with or into other companies. The Notes are a new issue of securities for which there is currently no established trading market. The Company does not intend to apply for a listing of the Notes on any national securities exchange.

The foregoing description is qualified in its entirety by reference to the full text of the Base Indenture and the First Supplemental Indenture (which includes the form of the Notes), copies of which are filed or incorporated by reference as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

Item 8.01. Other Events.

On July 3, 2024, the Company issued a press release titled “Steel Dynamics Announces Completion of Note Offering.” A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed with this report:

Exhibit Number                     Description

4.1	Indenture, dated as of December 7, 2022 between Steel Dynamics, Inc. and U.S. Bank Trust Company, National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-3 (Registration No. 333-268703) of Steel Dynamics, Inc., dated December 7, 2022).

4.2	First Supplemental Indenture, dated as of July 3, 2024, between Steel Dynamics, Inc. and U.S. Bank Trust Company, National Association, as Trustee (filed herewith).

4.3	Form of 5.375% Notes due 2034 (included in Exhibit 4.2).

5.1	Opinion of Barrett McNagny LLP (filed herewith).

23.1	Consent of Barrett McNagny LLP (included in Exhibit 5.1).

99.1	A press release dated July 3, 2024, titled “Steel Dynamics Announces Completion of Note Offering” (filed herewith).

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/ Theresa E. Wagler

Date: July 5, 2024	By:	Theresa E. Wagler
	Title:	Executive Vice President and Chief Financial Officer